Exhibit 10.1
AMENDMENT NO. 2 TO
SHAREHOLDERS AGREEMENT
     AMENDMENT No. 2 dated October 8, 2008 (the “Amendment”) to the Shareholders Agreement dated August 10, 2007 (the “Shareholders Agreement”) by and among Haights Cross Communications, Inc., a Delaware corporation (the “Company”), the Persons identified on Schedule A thereto as the Investors (each, an “Investor” and collectively, the “Investors”) and any other Shareholder who from time to time becomes party to the Shareholders Agreement by execution of a Joinder Agreement in substantially the form attached thereto as Exhibit A. All capitalized terms not otherwise defined herein shall have the same meaning given to them in the Shareholders Agreement.
     WHEREAS, Section 6.3 of the Shareholders Agreement provides that it may be amended by the prior written consent of the Company, a Majority Vote of the Series A Major Investor(s) and a Majority Vote of the Series B Major Investors and such parties desire to amend the Shareholders Agreement as set forth below to provide the Investor Directors with the option to elect the Chief Executive Officer of the Company to be a director of the Company.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Section 3.5 of the Shareholders Agreement shall be replaced in its entirety with the following:
“Exceptions to Pre-emptive Rights. Notwithstanding the foregoing Sections 3.1 — 3.4, the right to purchase granted under this Article III shall be inapplicable with respect to 36,526 shares of Common Stock (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, reclassification, stock distribution, stock dividend or similar event) issued or issuable in connection with, or upon the exercise of, options or other awards granted or to be granted to directors (or the Major Investor that nominates such director, or an affiliate thereof) of the Company, including shares of Common Stock issued in replacement of shares of such Common Stock repurchased or issuable upon the exercise of any options to purchase shares of such Common Stock.”
     2. Effective Date. This Amendment No. 2 shall be effective as of the effective date of the original Shareholders Agreement.
     3. No Other Changes. Except as amended hereby, the Agreement shall remain in full force and effect and in accordance with its terms. This Amendment shall be limited solely for the purpose and to the extent expressly set forth herein and nothing express or implied shall constitute an amendment, supplement, modification or waiver to any other term, provision or condition of the Agreement.
     4. Counterparts. This Amendment may be executed and delivered (including by facsimile and PDF transmission) in any number of counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Amendment.
     5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware (without effect to conflict of law principles thereto).
[SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the parties hereto or their duly authorized representatives, effective as of the date first above written.
THE COMPANY:

Haights Cross Communications, Inc.
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	President and Chief Executive Officer

INVESTORS:

Media/Communications Partners III Limited Partnership By: M/C III L.L.C., its General Partner
By:	/s/ Christopher S. Gaffney
	Name:	Christopher S. Gaffney
	Title:	Manager

M/C Investors L.L.C.
By:	/s/ Christopher S. Gaffney
	Name:	Christopher S. Gaffney
	Title:	Manager

Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio By: MacKay Shields LLC, its Sub-advisor
By:	/s/ J. Matthew Philo
	Name:	J. Matthew Philo
	Title:	Senior Managing Director

Columbia Funds Variable Insurance Trust-Columbia High Yield Fund, Variable Series By: MacKay Shields LLC, its Sub-advisor
By:	/s/ J. Matthew Philo
	Name:	J. Matthew Philo
	Title:	Senior Managing Director

The Mainstay Funds on Behalf of its High Yield Corporate Bond Fund By: MacKay Shields LLC, its Sub-advisor
By:	/s/ J. Matthew Philo
	Name:	J. Matthew Philo
	Title:	Senior Managing Director

The Mainstay Funds on Behalf of its Diversified Income Fund By: MacKay Shields LLC, its Sub-advisor
By:	/s/ J. Matthew Philo
	Name:	J. Matthew Philo
	Title:	Senior Managing Director

Mainstay VP Series Fund, Inc. on Behalf of its High Yield Corporate Bond Portfolio By: MacKay Shields LLC, its Sub-advisor
By:	/s/ J. Matthew Philo
	Name:	J. Matthew Philo
	Title:	Senior Managing Director

Monarch Opportunities Fund LP (f/k/a Quadrangle Debt Opportunities Fund LP) By: Monarch Alternative Capital LP (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T. J. Vigliotta
	Name:	T. J. Vigliotta
	Title:	Principal

Monarch Income Fund LP (f/k/a Quadrangle Debt Recovery Income Fund LP) By: Monarch Alternative Capital LP (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T. J. Vigliotta
	Name:	T. J. Vigliotta
	Title:	Principal

Monarch Debt Recovery Master Fund Ltd (f/k/a QDRF Master Ltd) By: Monarch Alternative Capital LP (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T. J. Vigliotta
	Name:	T. J. Vigliotta
	Title:	Principal

Monarch Income Master Fund Ltd (f/k/a Quadrangle Debt Recovery Income Fund Master Ltd) By: Monarch Alternative Capital LP (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T. J. Vigliotta
	Name:	T. J. Vigliotta
	Title:	Principal

Monarch Opportunities Master Fund Ltd (f/k/a Quadrangle Debt Opportunities Fund Master Ltd) By: Monarch Alternative Capital LP (f/k/a Quadrangle Debt Recovery Advisors LP) Its: Advisor

By:	/s/ T. J. Vigliotta
	Name:	T. J. Vigliotta
	Title:	Principal

Glenview Capital Master Fund, Ltd.
By:	/s/ Mark Horowitz
	Name:	Mark Horowitz
	Title:	Chief Operating Officer and General Counsel

Glenview Institutional Partners, L.P.
By:	/s/ Mark Horowitz
	Name:	Mark Horowitz
	Title:	Chief Operating Officer and General Counsel

Glenview Capital Partners, L.P.
By:	/s/ Mark Horowitz
	Name:	Mark Horowitz
	Title:	Chief Operating Officer and General Counsel

Glenview Capital Management, LLC
By:	/s/ Mark Horowitz
	Name:	Mark Horowitz
	Title:	Chief Operating Officer and General Counsel

Deephaven Distressed Opportunities Trading Ltd.
By:	/s/ Jeffrey Golbus
	Name:	Jeffrey Golbus
	Title:	Portfolio Manager